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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported) - May 30, 2003



                                    TXU CORP.
             (Exact name of registrant as specified in its charter)





             TEXAS                      1-12833                75-2669310
 (State or other jurisdiction       (Commission File        (I.R.S. Employer
       of incorporation)                 Number)           Identification No.)


       Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
      (Address of principal executive offices, including zip code)


   Registrant's telephone number, including Area Code - (214) 812-4600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


On May 30, 2003, TXU Corp. announced that David H. Anderson, formerly vice president of investor relations, has been appointed senior vice president and principal accounting officer.

In his new role, Anderson will be responsible for accounting policies, financial reporting and financial planning. He will continue to report to Dan Farell, executive vice president and chief financial officer.

Anderson is a Certified Public Accountant who joined the company in 1988. He has held numerous financial and management positions in the TXU system, including seven years in the investor relations area. Prior to 1988, Anderson performed numerous accounting, tax, and auditing roles in public accounting.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                 TXU CORP.


                 By:  /s/  H. Dan Farell
                    -----------------------------------------
                    Name:  H. Dan Farell
                    Title: Executive Vice President
                           and Chief Financial Officer




Dated:  June 3, 2003